Exhibit 10.31

                          AMENDMENT TO CREDIT AGREEMENT


         THIS AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is made and entered into as of the 16th day of December 2003, among COLONIAL REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), COLONIAL PROPERTIES TRUST, an Alabama Trust (the "Guarantor"), SOUTHTRUST BANK, an Alabama banking corporation, AMSOUTH BANK, an Alabama banking corporation, WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, PNC BANK, NATIONAL ASSOCIATION, a national banking association, COMERICA BANK, a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association, COMPASS BANK, an Alabama banking corporation, and BRANCH BANKING & TRUST COMPANY, a North Carolina banking corporation (collectively, the "Lenders").

                                R E C I T A L S:

A. Borrower, Guarantor and Lenders have entered into that certain Credit Agreement dated November 22, 2002 (including all amendments thereto, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement. The obligations of Borrower pursuant to the Credit Agreement are guaranteed by Guarantor pursuant to, and as more particularly provided in, Article 7 of the Credit Agreement (such provisions of the Credit Agreement being herein referred to as the "Guaranty").

B. Borrower and Guarantor have requested certain amendments to the Credit Agreement which have been approved by Lenders as hereinafter provided; and therefore, Borrower, Guarantor and Lenders desire to enter into this Agreement for the purpose of amending the terms of the Credit Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the parties hereto agree as follows:

1. The Recitals set forth hereinabove are true and correct.

2. The Credit Agreement is hereby amended by deleting the definition of "Capitalization Rate" as the same appears in Article 1 thereof in its entirety, and by inserting in lieu thereof the following:

                  "Capitalization Rate" means 7.75% for multifamily Properties, 8.50% for strip shopping center Properties, 8.50% for all enclosed shopping mall Properties, 9.00% for office complex Properties, and 7.25% for Tax Exempt Financed Properties. On each anniversary of the Closing Date, the Agent shall make recommendations to the Lenders based upon then current market conditions whether any or all of the foregoing capitalization rates should be adjusted or maintained. Upon the Required Lenders affirmative vote of any of such recommendations the capitalization rates shall be adjusted or maintained as determined by the Required Lenders. Such recommendations shall be based upon Agent's good faith effort in determining the current market capitalization rates for such Properties and upon any Lender's written request the Agent shall provide the data used to make such recommendations to such Lender. Agent shall give Borrower prompt written notice of any such adjustments.

3. The Credit Agreement is hereby amended to add the following definitions to
Article 1:

                  "Construction Budgets" means, in aggregate, the fully budgeted cost for land, construction, development and redevelopment of Construction in Process, such budget to include an adequate reserve.

                  "Tax Exempted Financed Properties" means any Properties encumbered with tax exempt debt.

4. The Credit Agreement is hereby amended by deleting clause (iii) (such clause pertaining to Corporate Recurring Income) from the definition of "GAV" as the same appears in Article 1 thereof in its entirety, such that hereafter, "GAV" shall be defined as follows:

                  "GAV" means the sum of (without redundancy) (i) EBITDA from all wholly owned Properties which have not been acquired within the applicable reporting period, capitalized at the appropriate Capitalization Rate, (ii) pro rata share of EBITDA from Joint Ventures and Unconsolidated Subsidiaries which have not been acquired within the applicable reporting period, capitalized at the appropriate Capitalization Rate, (iii) Gross Book Value of wholly owned Properties acquired during the applicable reporting period, (iv) pro rata share of Gross Book Value of Properties acquired by Joint Ventures (subject to the limitation in Section 11.8 (m) of this Agreement) and Unconsolidated Subsidiaries during the applicable reporting period, (v) recorded value of land, and (vi) recorded value of Construction in Process (subject to the limitation of Section 11.8 (l) of this Agreement) and (vii) remaining tangible assets, as determined in accordance with GAAP.

5. The Credit Agreement is hereby amended by deleting Section 11.8(f) and (l) thereof in its entirety, and by inserting in lieu thereof the following:

         "(f) the ratio of Total Liabilities to GAV to exceed sixty percent (60%);" and

         "(l) the ratio of Construction Budgets to GAV to exceed twenty-five percent (25%);"

6. Borrower represents and warrants that all representations, warranties, affirmative covenants, and negative covenants set forth in of the Credit Agreement, as amended hereby, are true and correct on the date hereof, and that, to the best of its knowledge, no Default or Event of Default has occurred or exists.

7. No right of Lenders with respect to the Credit Agreement or any other Credit Documents is or will be in any manner released, destroyed, diminished, or otherwise adversely affected by this Agreement.

8. All references in the Credit Documents to the Credit Agreement shall be deemed to refer, from and after the date hereof, to the Credit Agreement as amended hereby, and as the same may hereafter be modified or amended.

9. Except as hereby expressly modified and amended, the Credit Agreement shall remain in full force and effect, and the Credit Agreement, as amended, is hereby ratified and affirmed in all respects. Borrower confirms that, to the best of its knowledge, it has no defenses or setoffs with respect to its obligations pursuant to the Credit Agreement, as amended hereby.

10. Guarantor is executing this Agreement to acknowledge its consent to the terms hereof, and to acknowledge that the Guaranty remains in full force and effect, and is hereby ratified and affirmed in all respects by the Guarantor, and extends to the Credit Agreement, as so modified and amended herein. Guarantor confirms that it has no defenses or setoffs with respect to its obligations pursuant to the Guaranty.

11. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns.

12. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

13. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND GUARANTOR HEREBY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT OR THE CREDIT DOCUMENTS, OR
(II) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT OR THE CREDIT DOCUMENTS OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AND GUARANTOR AGREE THAT LENDERS MAY FILE A COPY OF THIS WAIVER WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF BORROWER AND GUARANTOR IRREVOCABLY TO WAIVE THEIR RIGHT TO TRIAL BY JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWER, GUARANTOR, AND LENDERS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be properly executed and delivered to be effective as of the day and year first above written.


                                            BORROWER:

                                            COLONIAL REALTY LIMITED PARTNERSHIP,
                                             a Delaware limited partnership

                                          BY:      COLONIAL PROPERTIES TRUST ,
                                                   an Alabama Trust
                                                   Its General Partner

                                                  By: /s/ Howard B. Nelson, Jr.
                                                      ----------------------
                                                          Howard B. Nelson, Jr.
                                                    Its Chief Financial Officer


                                            GUARANTOR:

                                            COLONIAL PROPERTIES TRUST,
                                            an Alabama Trust


                                            By: /s/ Howard B. Nelson, Jr.
                                                -------------------------
                                                     Howard B. Nelson, Jr.
                                               Its Chief Financial Officer




                    (Signatures Continue on Following Pages)

                              Signature Page to Colonial Realty
                              Limited Partnership Amendment to Credit Agreement

                                            LENDERS:

                                            SOUTHTRUST BANK,
                         an Alabama banking corporation


                                            By:      /s/ Sidney Clapp
                                                ------------------------------
                                            Print Name:       Sidney Clapp
                                                        ----------------------
                                            Its:     Assistant Vice President
                                                 -----------------------------


                                            AMSOUTH BANK,
                                            an Alabama banking corporation


                                            By:      /s/ Lee Surtees
                                                ------------------------------
                                            Print Name:       Lee Surtees
                                                        ----------------------
                                            Its:     Officer
                                                 -----------------------------


                                       WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                       a national banking association


                                            By:      /s/ Samuel Wommock
                                                ------------------------------
                                            Print Name:       Samuel Wommock
                                                        ----------------------
                                            Its:     Senior Vice President
                                                 -----------------------------


                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            a national banking association


                                            By:      /s/ David Hoagland
                                                ------------------------------
                                            Print Name:       David Hoagland
                                                        ----------------------
                                            Its:     Vice President
                                                 -----------------------------



                    (Signatures Continue on Following Pages)





                              Signature Page to Colonial Realty
                              Limited Partnership Amendment to Credit Agreement


                         PNC BANK, NATIONAL ASSOCIATION,
                         a national banking association


                                            By:      /s/ Wayne Robertson
                                                ------------------------------
                                            Print Name:       Wayne Robertson
                                                        ----------------------
                                            Its:     Senior Vice President
                                                 -----------------------------


                                            COMERICA BANK
                                            a national bank


                                            By:      /s/ Jessica L. Kempf
                                                ------------------------------
                                            Print Name:       Jessica L. Kempf
                                                        ----------------------
                                            Its:     Assistant Vice President
                                                 -----------------------------



                                            U.S. BANK NATIONAL ASSOCIATION,
                                            a national banking association


                                            By:      /s/ Bryan Jacobs
                                                ------------------------------
                                            Print Name:       Bryan Jacobs
                                                        ----------------------
                                            Its:     Vice President
                                                 -----------------------------


                    (Signatures Continue on Following Pages)

                              Signature Page to Colonial Realty
                              Limited Partnership Amendment to Credit Agreement


                                            COMPASS BANK,
                         an Alabama banking corporation


                                            By:      /s/ Johanna Duke Paley
                                                ------------------------------
                                            Print Name:  Johanna Duke Paley
                                                        ----------------------
                                            Its:     Senior Vice President
                                                 -----------------------------


                                          BRANCH BANKING & TRUST COMPANY,
                                          a North Carolina banking corporation


                                            By:  /s/ Christopher E. Verwoerdt
                                                ------------------------------
                                            Print Name: Christopher E. Verwoerdt
                                                        -----------------------
                                            Its:     Vice President
                                                 ------------------------------


                                            AGENT:

                                            SOUTHTRUST BANK,
                                            an Alabama banking corporation


                                            By:      /s/ Sidney Clapp
                                                ------------------------------
                                            Print Name:       Sidney Clapp
                                                        ----------------------
                                            Its:     Assistant Vice President
                                                 -----------------------------